Exhibit 10.3.1

FIRST LOAN MODIFICATION AGREEMENT

This First Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of March 28, 2008, by and between SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 (“Bank”) and BG MEDICINE, INC., a Delaware corporation with its chief executive office located at 610 Lincoln Street, Waltham, Massachusetts 02451.

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of November 9, 2007, evidenced by, among other documents, a certain Loan and Security Agreement dated as of November 9, 2007, between Borrower and Bank (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by (a) the Collateral as described in the Loan Agreement and (b) the Intellectual Property Collateral as described in a certain Intellectual Property Security Agreement dated as of November 9, 2007 between Borrower and Bank (the “IP Security Agreement”) (together with any other collateral security granted to Bank, the “Security Documents”).

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3.	DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.

1.	The Loan Agreement shall by amended by inserting the following text to appear at the end of Section 2.1.1(b):

“Notwithstanding the foregoing, if the Financing Event occurs on or before June 30, 2008, at Borrower’s election, which shall be exercised by written notice to Bank on or before June 30, 2008, the Bridge Loan Maturity Date shall be extended and the aggregate outstanding Obligations under the Bridge Loan shall repaid as follows:

(i) Commencing on July 1, 2008, and continuing on the Payment Date of each month thereafter, the Bridge Loan shall be repaid in (i) thirty (30) equal monthly installments of principal, plus (ii) monthly payments of accrued interest at the rate set forth in Section 2.2(a). All unpaid principal and accrued interest is due on the Bridge Loan Maturity Date.”

2.	The Loan Agreement shall by amended by inserting the following new provisions to appear as subsections (c) and (d) in Section 2.1.1:

(c) Mandatory Prepayment Upon an Acceleration. If the Bridge Loan Advances are accelerated following the occurrence of an Event of Default, Borrower shall immediately pay to Bank an amount equal to the sum of (i) all outstanding principal plus accrued and unpaid interest, (ii) the Final Payment (if the Bridge Loan Maturity Date is extended pursuant to Section 2.1.1(b)(i)), and (iii) all other sums, if any, that shall have become due and payable, including interest at the Default Rate with respect to any past due amounts.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

(d) Permitted Prepayment of Bridge Loan Advances. So long as no Event of Default has occurred and is continuing, Borrower shall have the option to prepay all, but not less than all, of the Bridge Loan Advances advanced by Bank under this Agreement, provided Borrower (i) delivers written notice to Bank of its election to prepay the Bridge Loan Advances at least five (5) days prior to such prepayment, and (ii) pays, on the date of such prepayment (A) all outstanding principal plus accrued and unpaid interest, (B) the Final Payment (if the Bridge Loan Maturity Date is extended pursuant to Section 2.1.1(b)(i)), and (C) all other sums, if any, that shall have become due and payable, including interest at the Default Rate with respect to any past due amounts.”

3.	The Loan Agreement shall be amended by inserting the following text to appear at the end of Section 2.3, entitled “Fees”:

“(c) Final Payment. The Final Payment, when due hereunder.”

4.	The Loan Agreement shall by amended by deleting Section 6.2 thereof, entitled “Financial Statements, Reports, Certificates”:

“6.2 Financial Statements, Reports, Certificates. Deliver to Bank: (i) as soon as available, but no later than thirty (30) days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower’s consolidated operations during the period certified by a Responsible Officer and in a form acceptable to Bank; (ii) within five (5) days of delivery, copies of all statements, reports and notices made available to Borrower’s security holders or to any holders of Subordinated Debt; (iii) in the event that Borrower becomes subject to the reporting requirements under the Securities Exchange Act of 1934, as amended, within five (5) days of filing, all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission or a link thereto on Borrower’s or another website on the Internet; (iv) a prompt report of any legal actions pending or threatened against Borrower or any of its Subsidiaries that could result in damages or costs to Borrower or any of its Subsidiaries of One Hundred Thousand Dollars ($100,000) or more; (v) prompt notice of an event that materially and adversely affects the value of the intellectual property taken as a whole; and (vi) budgets, sales projections, operating plans and other financial information reasonably requested by Bank.”

and inserting in lieu thereof the following:

“6.2 Financial Statements, Reports, Certificates. Deliver to Bank: (i) as soon as available, but no later than thirty (30) days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower’s consolidated operations during the period certified by a Responsible Officer and in a form acceptable to Bank; (ii) as soon as available, but no later than one hundred eighty (180) days after the last day of Borrower’s fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Bank in its reasonable discretion; (iii) within five (5) days of delivery, copies of all statements, reports and notices made available to Borrower’s security

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

holders or to any holders of Subordinated Debt; (iv) in the event that Borrower becomes subject to the reporting requirements under the Securities Exchange Act of 1934, as amended, within five (5) days of filing, all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission or a link thereto on Borrower’s or another website on the Internet; (v) a prompt report of any legal actions pending or threatened against Borrower or any of its Subsidiaries that could result in damages or costs to Borrower or any of its Subsidiaries of One Hundred Thousand Dollars ($100,000) or more; (vi) prompt notice of an event that materially and adversely affects the value of the intellectual property taken as a whole; (vii) as soon as available, but no later than forty-five (45) days after the last day of Borrower’s fiscal year, Borrower’s Board-approved projections; and (viii) budgets, sales projections, operating plans and other financial information reasonably requested by Bank.”

5.	The Loan Agreement shall be amended by inserting the following new definitions to appear alphabetically in Section 13.1 thereof:

“2008 Effective Date” is March 28, 2008.”

“Board” is Borrower’s board of directors.”

“Equity Event” shall mean receipt of unrestricted net cash proceeds by the Borrower, after the 2008 Effective Date, from the closing of an equity or debt round of financing with investors reasonably acceptable to the Bank, in the amount of at least Two Million Dollars ($2,000,000.00).”

“Final Payment” is, if the Bridge Loan Maturity Date is extended pursuant to Section 2.1.1(b)(i), a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) due on the earlier of (a) the Bridge Loan Maturity Date for such Bridge Loan Advance or (b) the acceleration of such Bridge Loan Advance, equal to the amount for such Bridge Advance multiplied by the Final Payment Percentage.”

“Final Payment Percentage” is, for each Bridge Loan Advance, one and one half of one percent (1.5%).”

6.	The Loan Agreement shall be amended by deleting the following definitions appearing in Section 13.1 thereof:

“Bridge Loan Maturity Date” is, the sooner to occur of (a) five (5) days after the occurrence of the Financing Event, (b) March 31, 2008, or (c) the Borrower’s initial public offering and sale of its Common Stock or other common voting equity securities pursuant to an effective registration statement under the Securities Act of 1933, as amended.”

“Financing Event” shall mean the closing by the Borrower of a debt or equity financing after the Effective Date.”

“Obligations” are Borrower’s obligation to pay when due any debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, in connection with this Agreement, the Loan Documents, or otherwise, including, without limitation, all obligations relating to letters of credit (including reimbursement obligations for drawn

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

and undrawn letters of credit), cash management services, and foreign exchange contracts, if any, and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank, and the performance of Borrower’s duties under the Loan Documents.”

“Second Draw Period” is the period of time commencing upon on February 1, 2008 through the earliest to occur of (a) Bridge Loan Maturity Date, and (b) an Event of Default.”

and inserting in lieu thereof the following:

“Bridge Loan Maturity Date” is June 30, 2008. Notwithstanding the foregoing, if (a) the Financing Event has occurred, and (b) Borrower elects to extend the payment period pursuant to Section 2.1.1(b), the Bridge Loan Maturity Date shall be October 1, 2010.”

“Financing Event” shall mean receipt of unrestricted net cash proceeds by the Borrower, after the Funding Date of the Second Bridge Loan Advance but on or before June 30, 2008, from the closing of an equity round of financing with investors reasonably acceptable to the Lenders, in the amount of at least Fifteen Million Dollars ($15,000,000.00).

“Obligations” are Borrower’s obligation to pay when due any debts, principal, interest, Final Payment, Bank Expenses and other amounts Borrower owes Bank now or later, in connection with this Agreement, the Loan Documents, or otherwise, including, without limitation, all obligations relating to letters of credit (including reimbursement obligations for drawn and undrawn letters of credit), cash management services, and foreign exchange contracts, if any, and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank, and the performance of Borrower’s duties under the Loan Documents.”

“Second Draw Period” is the period of time commencing upon on the Equity Event through the earliest to occur of (a) June 30, 2008, and (b) an Event of Default.”

4. CONSENT TO BRIDGE FINANCING. Borrower is completing, on or about the date hereof, a bridge financing of up to approximately Two Million Dollars ($2,000,000.00) (the “Bridge Financing”), from and with certain of the Borrower’s investors, as attached hereto as Exhibit A (individually and collectively, the “Bridge Financing Investors”). Pursuant to Sections 7.4 of the Loan Agreement, relative to Borrower’s incurring Indebtedness, the Bank hereby consents to the Bridge Financing and agrees that the Bridge Financing shall be considered Permitted Indebtedness and a Permitted Lien; provided, however, that such consent by the Bank is expressly conditioned upon each Bridge Financing Investor executing and delivering to Bank a subordination agreement, on terms and conditions and in the form attached hereto as Exhibit B, on or before the 2008 Effective Date.

5. FEES. A fully earned, non-refundable commitment fee of Fifteen Thousand Dollars ($15,000.00) is earned as of the date hereof and shall be payable on the Funding Date of the Second Bridge Loan Advance. Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

6. RATIFICATION OF IP SECURITY AGREEMENT. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Security Agreement, and acknowledges, confirms and agrees that said IP Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in said IP Security Agreement, except to the extent such listing is updated by the information contained in Exhibit C and shall remain in full force and effect.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

7. RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of November 9, 2007, between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in the Perfection Certificate have not changed, as of the date hereof, except to the extent such disclosure is updated by the information contained in Exhibit D attached hereto.

8. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

12. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[The remainder of this page is intentionally left blank]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER		BANK:

BG MEDICINE, INC.		SILICON VALLEY BANK

By:	/s/ Pieter Muntendam	By:	/s/ Clark Hayes
Name:	Pieter Muntendam	Name:	Clark Hayes
Title:	President	Title:	RM

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A

Exhibit A

SCHEDULE A

List of Purchasers

Purchasers	Issuance Date of Note	Principal Amount of Note
Applied Genomic Technology Capital Fund, L.P. c/o Flagship Ventures	March 26, 2008	$729,910

AGTC Advisors Fund, L.P. c/o Flagship Ventures	March 26, 2008	$44,120

NewcoGen Equity Investors LLC c/o Flagship Ventures	March 26, 2008	$216,270

NewcoGen-Long Reign Holding LLC c/o Flagship Ventures	March 26, 2008	$30,693

NewcoGen-PE LLC c/o Flagship Ventures	March 26, 2008	$93,201

ST NewcoGen LLC c/o Flagship Ventures	March 26, 2008	$30,606

FLAGSHIP SUBTOTAL		$1,144,800

Stelios Papadopoulos	March 26, 2008	$261,600

GILDE EUROPE FOOD & AGRIBUSINESS FUND B.V.	March 26, 2008	$593,600

TOTAL		$2,000,000

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT B

SUBORDINATION AGREEMENT

This Subordination Agreement is made as of March 28, 2008, by and between             (“Creditor”), and SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 2221 Washington Street, Suite 200, Newton, Massachusetts 02462 (“Bank”).

Recitals

BG MEDICINE, INC. (“Borrower”) has requested and/or obtained certain loans or other credit accommodations from Bank to Borrower which are or may be from time to time secured by assets and property of Borrower.

Creditor has extended loans or other credit accommodations to Borrower, and/or may extend loans or other credit accommodations to Borrower from time to time.

In order to induce Bank to extend credit to Borrower and, at any time or from time to time, at Bank’s option, to make such further loans, extensions of credit, or other accommodations to or for the account of Borrower, or to purchase or extend credit upon any instrument or writing in respect of which Borrower may be liable in any capacity, or to grant such renewals or extension of any such loan, extension of credit, purchase, or other accommodation as Bank may deem advisable, Creditor is willing to subordinate: (i) all of Borrower’s indebtedness and obligations to Creditor, whether presently existing or arising in the future (the “Subordinated Debt”) to all of Borrower’s indebtedness and obligations to Bank; and (ii) all of Creditor’s security interests, if any, to all of Bank’s security interests in the Borrower’s property.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

Creditor subordinates to Bank any security interest or lien that Creditor may have in any property of Borrower. Notwithstanding the respective dates of attachment or perfection of the security interest of Creditor and the security interest of Bank, the security interest of Bank in the Collateral (the “Collateral”), as defined in a certain Loan and Security Agreement between Borrower and Bank dated as of November 9, 2007, as amended by that certain First Loan Modification Agreement between Borrower and Bank dated of even date herewith, and as may be further amended from time to time (as amended and in effect, the “Loan Agreement”), shall at all times be senior to the security interest of Creditor.

All Subordinated Debt is subordinated in right of payment to all obligations of Borrower to Bank now existing or hereafter arising, together with all costs of collecting such obligations (including attorneys’ fees), including, without limitation, all interest accruing after the commencement by or against Borrower of any bankruptcy, reorganization or similar proceeding, and all obligations under the Loan Agreement (the “Senior Debt”).

Creditor will not demand or receive from Borrower (and Borrower will not pay to Creditor) all or any part of the Subordinated Debt, by way of payment, prepayment, setoff, lawsuit or otherwise, nor will Creditor exercise any remedy with respect to the Collateral, nor will Creditor accelerate the Subordinated Debt, or commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against Borrower, until such time as (i) the Senior Debt is fully paid in cash, (ii) Bank has no commitment or obligation to lend any further funds to Borrower, and (iii) all financing agreements between Bank and Borrower are terminated. Nothing in the foregoing paragraph shall prohibit Creditor from converting all or any part of the Subordinated Debt into equity securities of Borrower.

Creditor shall promptly deliver to Bank in the form received (except for endorsement or assignment by Creditor where required by Bank) for application to the Senior Debt any payment, distribution, security or proceeds received by Creditor with respect to the Subordinated Debt other than in accordance with this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

1

In the event of Borrower’s insolvency, reorganization or any case or proceeding under any bankruptcy or insolvency law or laws relating to the relief of debtors, these provisions shall remain in full force and effect, and Bank’s claims against Borrower and the estate of Borrower shall be paid in full before any payment is made to Creditor.

Until the Senior Debt is fully paid in cash and Bank’s arrangements to lend any funds to Borrower has been terminated, Creditor irrevocably appoints Bank as Creditor’s attorney-in-fact, and grants to Bank a power of attorney with full power of substitution, in the name of Creditor or in the name of Bank, for the use and benefit of Bank, without notice to Creditor, to perform at Bank’s option the following acts in any bankruptcy, insolvency or similar proceeding involving Borrower:

To file the appropriate claim or claims in respect of the Subordinated Debt on behalf of Creditor if Creditor does not do so prior to 30 days before the expiration of the time to file claims in such proceeding and if Bank elects, in its sole discretion, to file such claim or claims; and

To accept or reject any plan of reorganization or arrangement on behalf of Creditor and to otherwise vote Creditor’s claims in respect of any Subordinated Debt in any manner that Bank deems appropriate for the enforcement of its rights hereunder.

Creditor shall immediately affix a legend to the instruments evidencing the Subordinated Debt stating that the instruments are subject to the terms of this Agreement. By the execution of this Agreement, Creditor hereby authorizes Bank to amend any financing statements filed by Creditor against Borrower as follows: “In accordance with a certain Subordination Agreement by and among the Secured Party, the Debtor and Silicon Valley Bank, the Secured Party has subordinated any security interest or lien that Secured Party may have in any property of the Debtor to the security interest of Silicon Valley Bank in all assets of the Debtor, notwithstanding the respective dates of attachment or perfection of the security interest of the Secured Party and Silicon Valley Bank.”

No amendment of the documents evidencing or relating to the Subordinated Debt shall directly or indirectly modify the provisions of this Agreement in any manner which might terminate or impair the subordination of the Subordinated Debt or the subordination of the security interest or lien that Creditor may have in any property of Borrower. By way of example, such instruments shall not be amended to (i) increase the rate of interest with respect to the Subordinated Debt, or (ii) accelerate the payment of the principal or interest or any other portion of the Subordinated Debt. Bank shall have the sole and exclusive right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of Collateral except in accordance with the terms of the Senior Debt. Upon written notice from Bank to Creditor of Bank’s agreement to release its lien on all or any portion of the Collateral in connection with the sale, transfer or other disposition thereof by Bank (or by Borrower with consent of Bank), Creditor shall be deemed to have also, automatically and simultaneously, released its lien on such Collateral, and Creditor shall upon written request by Bank, immediately take such action as shall be necessary or appropriate to evidence and confirm such release. All proceeds resulting from any such sale, transfer or other disposition shall be applied first to the Senior Debt until payment in full thereof, with the balance, if any, to the Subordinated Debt, or to any other entitled party. If Creditor fails to release its lien as required hereunder, Creditor hereby appoints Bank as attorney in fact for Creditor with full power of substitution to release Creditor’s liens as provided hereunder. Such power of attorney being coupled with an interest shall be irrevocable.

If, at any time after payment in full of the Senior Debt any payments of the Senior Debt must be disgorged by Bank for any reason (including, without limitation, the bankruptcy of Borrower), this Agreement and the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made and Creditor shall immediately pay over to Bank all payments received with respect to the Subordinated Debt to the extent that such payments would have been prohibited hereunder. At any time and from time to time, without notice to Creditor, Bank may take such actions with respect to the Senior Debt as Bank, in its sole discretion, may deem appropriate, including, without limitation, terminating advances to Borrower, increasing the principal amount, extending the time of payment, increasing applicable interest rates, renewing, compromising or otherwise amending the terms of any documents affecting the Senior Debt and any collateral securing the Senior Debt, and enforcing or failing to enforce any rights against Borrower or any other person. No such action or inaction shall impair or otherwise affect Bank’s rights hereunder.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

2

This Agreement shall bind any successors or assignees of Creditor and shall benefit any successors or assigns of Bank. This Agreement shall remain effective until terminated in writing by Bank. This Agreement is solely for the benefit of Creditor and Bank and not for the benefit of Borrower or any other party. Creditor further agrees that if Borrower is in the process of refinancing any portion of the Senior Debt with a new lender, and if Bank makes a request of Creditor, Creditor shall agree to enter into a new subordination agreement with the new lender on substantially the terms and conditions of this Agreement.

Creditor hereby agrees to execute such documents and/or take such further action as Bank may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement, including, without limitation, ratifications and confirmations of this Agreement from time to time hereafter, as and when requested by Bank.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to conflicts of laws principles. Creditor and Bank submit to the exclusive jurisdiction of the state and federal courts located in Boston, Massachusetts in any action, suit, or proceeding of any kind, against it which arises out of or by reason of this Agreement; provided, however, that if for any reason Bank cannot avail itself of the Courts of The Commonwealth of Massachusetts, Creditor accepts jurisdiction of the Courts and venue in Santa Clara County, California. CREDITOR AND BANK WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.

This Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments. Creditor is not relying on any representations by Bank or Borrower in entering into this Agreement, and Creditor has kept and will continue to keep itself fully apprised of the financial and other condition of Borrower. This Agreement may be amended only by written instrument signed by Creditor and Bank.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

3

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

“Creditor”	“Bank”

SILICON VALLEY BANK

By:	By:

Title:	Title:

The undersigned approves of the terms of this Agreement.

“Borrower”

BG MEDICINE, INC.

By:

Title:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

4

EXHIBIT C

EXHIBIT C

21st March, 2008 Update

of Exhibit “A” attached to that certain Intellectual Property Security Agreement dated November 9, 2007.

EXHIBIT “A”

COPYRIGHTS

SCHEDULE A - ISSUED COPYRIGHTS

NO ISSUED COPYRIGHTS

SCHEDULE B - PENDING COPYRIGHT APPLICATIONS

NO PENDING COPYRIGHT APPLICATIONS

SCHEDULE C - UNREGISTERED COPYRIGHTS (Where No Copyright Application is Pending)

NO UNREGISTERED COPYRIGHTS

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

21st March, 2008 Update

of Exhibit “B” attached to that certain Intellectual Property Security Agreement dated November 9, 2007.

EXHIBIT “B”

PATENTS and PATENT APPLICATIONS

PATENT DESCRIPTION	DOCKET No.	COUNTRY	SERIAL or PATENT No.	FILING DATE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

21st March, 2008 Update

of Exhibit “C” attached to that certain Intellectual Property Security Agreement dated November 9, 2007.

EXHIBIT “C”

TRADEMARKS and TRADEMARK APPLICATIONS

TRADEMARK DESCRIPTION	DOCKET No.	COUNTRY	SERIAL No.	REGISTRATION No.	STATUS
BEYOND GENOMICS	BYG-601	Canada	1102891	TMA643,343	Allowed
BEYOND GENOMICS	BYG-601	Europe	2213460	2213460	Registered
BEYOND GENOMICS	BYG-601	Japan	2001-43940	4784213	Registered
BEYOND GENOMICS	BYG-601	US	76/167,531	2737705	Registered
BEYOND GENOMICS	BYG-601A	US	76/168,273	2722036	Registered
BG LOGO	BYG-602	Canada	1102892	TMA645,183	Allowed
BG LOGO	BYG-602	Europe	2213775	2213775	Registered
BG LOGO	BYG-602	Japan	2001-43941	4784214	Registered
BG LOGO	BYG-602	US	76/167,165	2719785	Registered
BG LOGO	BYG-602A	US	76/167,700	2743152	Registered
BG LOGO & BEYOND GENOMICS	BYG-603	Europe	2213320	2213320	Registered
BG LOGO & BEYOND GENOMICS	BYG-603	Japan	2001-43942	4784215	Registered
BG LOGO & BEYOND GENOMICS	BYG-603	US	76/168,274	2722037	Registered
BG LOGO & BEYOND GENOMICS	BYG-603A	US	76/167,701	2722034	Registered
DIGITAL BIOLOGY	BYG-604	US	76/167,535	2725092	Registered
DIGITAL BIOLOGY	BYG-604A	US	76/171,976	2737721	Registered
BG MEDICINE	BYG-605	US	77/165,708	3365104	Registered
BG MEDICINE	BYG-605	Australia	1206593	—	Pending
BG MEDICINE	BYG-605	Canada	*	—	Pending
BG MEDICINE	BYG-605	China	*	—	Pending
BG MEDICINE	BYG-605	Europe	*	—	Pending
BG MEDICINE	BYG-605	India	*	—	Pending
BG MEDICINE	BYG-605	Japan	2007-109374	—	Pending
BG MEDICINE	BYG-605	Korea	2007-27994	—	Pending
BG MEDICINE	BYG-605	Mexico	891,894	—	Pending
BG MEDICINE	BYG-605	Norway	2007-13106	—	Pending
BG MEDICINE	BYG-605	Russia	2007-733187	—	Pending
BG MEDICINE	BYG-605	South Africa	*	—	Pending
BG MEDICINE	BYG-605	Switzerland	*	—	Pending

*	Awaiting Serial Numbers: National phases entered October 25/26, 2007

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

21st March, 2008 Update of

Exhibit “D” attached to that certain Intellectual Property Security Agreement dated November 9, 2007.

EXHIBIT “D”

MASK WORKS

NO MASK WORKS

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT D

1.	The account referred to in 1(h)(2) is now held at SVB Asset Management.

2.	The tax appeal indicated in 7 has been paid.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.